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                                                                EXHIBIT 10.33



                         REGISTRATION RIGHTS AGREEMENT

         AGREEMENT made as of February 12, 1996 between Escalon Medical Corp. (formerly Intelligent Surgical Lasers, Inc.) (the "Corporation"), a California corporation; and Genentech, Inc. (the "Security Holder"), a Delaware corporation.

                                   RECITALS:

         EOI Corp. (formerly Escalon Ophthalmics, Inc.) ("EOI"), a Pennsylvania corporation, and the Corporation are parties to an Asset Sale and Purchase Agreement (as amended, the "Purchase Agreement") dated as of October 9, 1995, and amended as of December 19, 1995, pursuant to which the Corporation has agreed to purchase substantially all of the assets and assume certain liabilities of EOI in consideration of the issuance by the Corporation to EOI of shares of the Corporation's Common Stock representing 45% of the Corporation's total issued and outstanding Common Stock on the closing date under the Purchase Agreement (the "EOI Shares"). Under the terms of the Purchase Agreement, EOI has the right to request that the Corporation issue a portion of the EOI Shares directly to the Security Holder.

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      DEFINITIONS.  As used in this Agreement:

                 "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 "Common Stock" shall mean the Corporation's no par value Common Stock.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "Registrable Securities" shall mean the Shares and any shares of Common Stock received as a stock dividend or other distribution in respect to the Shares.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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                 "Shares" shall mean the 240,000 shares of Common Stock that are being issued and transferred to the Security Holder on the date hereof in connection with the closing under the Purchase Agreement.

         2.      REGISTRATION RIGHTS.

                 2.1. DEMAND REGISTRATION RIGHTS. If, at any time after the date of this Agreement, the Security Holder requests the Corporation to effect any registration (including, without limitation, any undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) under the Securities Act with respect to all or part of the Registrable Securities, the Corporation shall thereupon promptly use its best efforts to register under the Securities Act the number of shares of Registrable Securities so requested to be registered by the Security Holder. Except as provided in Section 2.4 below, the Corporation is obligated to effect a maximum of one such demand registration. If the Corporation includes in any registration required under this Section 2.1 a number of shares other than Registrable Securities that exceeds the number of Registrable Securities to be registered, then such registration shall be treated for all purposes as a registration under Section 2.2 instead of this Section 2.1. In all other cases where the Corporation includes in such registration any shares of Common Stock other than Registrable Securities, such registration shall remain subject to this Section 2.1 and the inclusion of such shares shall not prevent the Security Holder from registering all Registrable Securities requested by it.

                 2.2. PIGGYBACK REGISTRATION RIGHTS. Whenever the Corporation proposes to register any Common Stock for its own or others' account under the Securities Act for a public offering for cash, other than a registration relating to (i) employee benefit plans or (ii) outstanding warrants and options covered by a current registration statement, the Corporation shall give the Security Holder 20 days' advance written notice of its intent to do so. Upon the written request of the Security Holder given within 10 days after receipt of such notice, the Corporation shall use its best efforts to cause to be included in such registration (and any related qualification under blue sky laws or other compliance) all of the Registrable Securities that the Security Holder requests. If the Corporation is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2.2 that the number of shares to be sold by persons other than the Corporation is greater than the number of such shares that can be offered without adversely affecting the offering, the Corporation may reduce the number of shares offered for the accounts of such persons and the Security Holder to a number deemed satisfactory by such managing underwriter; provided, however, that the number of shares to be included in such registration statement by any such persons and the Security Holder shall be reduced pro rata.





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                 2.3.     REGISTRATION PROCEDURES AND EXPENSES.  In connection
with registrations under this Section 2, the Corporation shall (i) use its best efforts to prepare and file with the Commission, as soon as reasonably practicable, a registration statement under the Securities Act with respect to the Registrable Securities so as to permit the sale thereof and use its best efforts to cause such registration to promptly become and remain effective for the period set forth in Section 2.4 hereof (or such shorter period during which the Security Holder shall have sold all Registrable Securities which it requested to be registered) and shall furnish to the Security Holder such number of copies of the registration statement and the prospectus included therein as the Security Holder may reasonably request; (ii) use its best efforts to register and qualify the Registrable Securities covered by such registration statement under applicable state securities laws as the Security Holder shall reasonably request for the distribution of the Registrable Securities; and (iii) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act and the regulations thereunder, or with the reasonable request of the Security Holder, with respect to the registration and sale or other distribution of the Registrable Securities, including, at the Corporation's expense, furnishing the Security Holder with unlegended certificates representing ownership of the Registrable Securities registered hereunder; provided, however, that if any of the Registrable Securities are not sold while such registration statement is effective, the Security Holder shall promptly return the certificates representing ownership of such unsold Registrable Securities to the Corporation for the purpose of placing appropriate restrictive legends thereon. The Corporation is not obligated to effect registration or qualification under this
Section 2 in any jurisdiction requiring it to qualify to do business (unless the Corporation is otherwise required to be so qualified) or to execute a general consent to service of process. All fees and expenses incident to the Corporation's performance of or compliance under Section 2.1 of this Agreement (including, without limitation, (i) all registration and filing fees including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in number of the Registrable Securities being sold may designate), (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Corporation, and Special Counsel or other counsel for the Security Holder, (v) fees and disbursements of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees, expenses, commissions and discounts, (vii) Securities Act liability insurance if the Corporation so desires such insurance, (viii) fees and expenses of all other persons retained by the Corporation and (ix) fees and expenses incurred in connection with the performance of any act contemplated by Sections 2.5, 2.7 or 2.8 of this Agreement ((i) through (ix) are hereinafter collectively and individually referred to as "Registration Expenses")) shall be borne by EOI whether or not any





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Registration Statement become effective.  In connection with registrations under Section 2.2 of this Agreement, Registration Expenses applicable solely to the shares being sold by the Security Holder shall be borne by EOI. In the event EOI fails to pay any Registration Expenses payable by it hereunder, the Security Holder shall not be responsible for the payment of any such Registration Expenses and the Corporation shall be responsible for the payment of such Registration Expenses.

                 2.4. UPDATING OF REGISTRATION STATEMENT. With respect to registration under Section 2, the Corporation shall prepare and file such amendments, post-effective amendments and periodic reports under the Exchange Act as may be necessary to keep such registration statement continuously effective for a period of one year subsequent to the effective date of such registration statement. Notwithstanding the foregoing, the Corporation shall not be required to update, pursuant to this Section 2.4, any document during a period when the Corporation shall, in good faith and using reasonable business judgment, believe that the premature disclosure of any event or information would have a material adverse effect on the Corporation or its prospects. The Security Holder hereby agrees, that upon receipt of notice from the Corporation of the happening of any occurrence described in the preceding sentence, the Security Holder shall forthwith discontinue disposition of Registrable Securities until the Security Holder's receipt of copies of the supplemented or amended prospectus, and, if so directed by the Corporation, the Security Holder shall deliver to the Corporation all copies in its possession, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In addition, and notwithstanding the foregoing, in the event the Security Holder has not sold within one year of effectiveness all Registrable Securities which it requested to be registered, the Corporation shall have the option to determine whether to keep the registration statement effective until all such Registrable Securities are sold or, if it elects not to keep the registration statement effective, the Security Holder shall receive an additional right to demand registration under Section 2.1 hereof. The Corporation shall keep the registration statement with respect to such second demand, if any, continuously effective for a period of 180 days.

                 2.5. UNDERWRITING ARRANGEMENT. In connection with each registration pursuant to Section 2.1 or 2.2 above covering an underwritten public offering, the Corporation and the Security Holder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as is then customary in the securities business for such an arrangement between such underwriter and companies of the Corporation's size and investment stature.

                 2.6. NOTIFICATION. The Corporation and the Security Holder shall promptly notify each other of any event which results in the prospectus included in the registration statement covering any Registrable Securities, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.





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                 2.7.     FURNISHING OF DOCUMENTS.  In connection with each
registration pursuant to Section 2.1 or 2.2 above, at the request of the Security Holder, the Corporation will furnish to each underwriter, if any, and the Security Holder, a legal opinion of its counsel and a letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved.

                 2.8. PREPARATION OF REGISTRATION STATEMENTS. Whenever the Corporation is registering any Common Stock under the Securities Act and the Security Holder is selling any securities under such registration or determines that it may be a controlling person under the Securities Act, the Corporation will allow the Security Holder to participate in the preparation of the registration statement, will include in the registration statement such information as the Security Holder may reasonably request and will take all such other action as the Security Holder may reasonably request.

                 2.9.     TRANSFERS NOT REQUIRING REGISTRATION.
Notwithstanding anything to the contrary set forth herein, the Corporation shall not be obligated to file any registration statement pursuant to this
Section 2 if, in the opinion of counsel satisfactory to the Corporation and the Security Holder, the proposed transfer may be effected without registration under the Securities Act and any certificate evidencing the shares to be transferred need not bear a restrictive legend.

         3.      INDEMNIFICATION.

                 3.1. INDEMNIFICATION BY THE CORPORATION. The Corporation will indemnify and hold harmless the Security Holder and its officers, directors, lawyers and accountants, and each underwriter of the Registrable Securities being sold by the Security Holder, and each controlling person of the Security Holder and underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to such Registrable Securities (or in any related registration statement, prospectus, amendment or supplement thereto, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will enter into an indemnification agreement with the Security Holder and underwriter containing customary provisions, including provisions for contribution, as the Security Holder or underwriter shall reasonably request; provided, however, that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with information furnished to the Corporation by the Security Holder or underwriter specifically for





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use in connection with the preparation of any registration statement relating to such Registrable Securities or any filings to be made by the Corporation under the Securities Act and/or the Exchange Act and incorporated by reference in such registration statement.

                 3.2. INDEMNIFICATION BY THE SECURITY HOLDER. In connection with each registration pursuant to Section 2.1 or 2.2 hereof, the Security Holder will indemnify and hold harmless the Corporation, and its directors, officers, agents and each person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act and underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to the Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission shall have been made based upon and in conformity with information furnished in writing to the Corporation by the Security Holder specifically for use in connection with the preparation of such registration statement, and will enter into an indemnification agreement with the Corporation containing customary provisions, including provisions for contribution, as the Corporation or each such person shall reasonably request; provided, however, that the Security Holder will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made by the Corporation.

                 3.3. PROCEDURE FOR INDEMNIFICATION. Each party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         4. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Security Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a





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holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to use its best efforts to satisfy the requirements of all such rules and regulations (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date.

         5. HOLDBACK AGREEMENT. The Security Holder and each transferee pursuant to Section 7 hereof agrees (but only if each officer, director, shareholder owning beneficially 10% or more of the Corporation's equity securities, and each shareholder selling shares in such offering, also agrees) that with respect to any underwritten registered offering of the Corporation's securities and upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Corporation (other than those included in the registration) without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Corporation or the underwriters may specify. Notwithstanding the foregoing, the provisions of this Section 5 shall not apply from and after the time a demand is made pursuant to Section 2.1 hereof to any Registrable Securities requested to be registered under Section 2.1 hereof.

         6. COOPERATION OF THE SECURITY HOLDER. Upon proposing to sell Registrable Securities registered or to be registered under any registration hereunder, the Security Holder shall furnish to the Corporation such information and execute such documents regarding the shares held by the Security Holder and the intended method of disposition thereof as the Corporation shall reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement to be taken by the Corporation.

         7. TRANSFER OF REGISTRATION RIGHTS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, provided that upon a transfer of shares of Registrable Securities, the transferee shall send the Corporation written notice setting forth its address and its agreement to be bound by the terms of this Agreement. Without limiting the generality of the foregoing, the registration rights conferred herein on the Security Holder shall inure to the benefit of any and all subsequent holders from time to time of the Registrable Securities.

         8. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.





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         9.      NOTICES.  Any notice provided for in this Agreement must be in writing and must be mailed by certified mail, return receipt requested, or sent via overnight delivery service or confirmed telecopy, to the recipient at the address indicated below:

                 To the Corporation:

                 Escalon Medical Corp.
                 182 Tamarack Circle
                 Skillman, NJ  08558
                 Attention:  President

                 To the Security Holder:

                 Genentech, Inc.
                 460 Point San Bruno Boulevard
                 South San Francisco, CA 94080
                 Attention:  Corporate Secretary

                 To any subsequent holder of Registrable Securities, at such address as may be furnished to the Corporation in writing by such holder or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when received by the party to whom it is addressed.

         10. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. COUNTERPARTS. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together shall constitute one and the same agreement.

         12. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by each of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         13. CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.





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         14.     SUPERSEDES OTHER AGREEMENTS.  If this Agreement shall conflict in any respect with all or any portion of any other agreement or instrument to which any party hereto is a party, the provisions of this Agreement shall supersede such conflicting agreement or instrument or portion thereof.

         15. INTEGRATION. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter herein and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein.

         16. AMENDMENTS AND WAIVERS. Changes in or additions to any provision of this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Corporation and the Security Holder.





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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the day, month and year first above written.

                                       ESCALON MEDICAL CORP.


                                       By:____________________________________

                                          Title:______________________________



                                       GENENTECH, INC.


                                       By:____________________________________

                                          Title:______________________________


         IN WITNESS WHEREOF, EOI Corp. has executed this Agreement as of the day, month and year first above written, for the sole purpose of indicating its agreement to be bound by the terms of Section 2.3 of this Agreement.

                                       EOI CORP.


                                       By:____________________________________

                                          Title:______________________________





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